UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 273
South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On April 22, 2026, the Board of Directors (the “Board”) of Quince Therapeutics, Inc. (the “Company”) increased the number of directors on the Board to four and appointed June Bray as a Class I director of the Company to fill the resulting vacancy, effective immediately, to serve until the 2026 Annual Meeting of Stockholders, or until her earlier death, disqualification, resignation or removal. The Board has determined that Ms. Bray is an independent director under the listing standards of the Nasdaq Stock Market. Ms. Bray was also appointed to serve on the Nominating & Governance Committee, Audit Committee, and Compensation Committee of the Board.

There are no family relationships between Ms. Bray and any director or executive officer of the Company and Ms. Bray does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Bray’s appointment to the Board, Ms. Bray will receive the standard compensation received by non-employee directors in accordance with the Company’s Outside Director Compensation Policy (“Policy”), which was last previously filed by the Company as Exhibit 10.14 to the Annual Report on Form 10-K filed with the SEC on April 10, 2026, expect that she will not receive a grant of options in connection with her appointment as a director. In accordance with the Policy, Ms. Bray is entitled to receive a $38,000 annual retainer for service as a Board member, plus $7,500, $5,500, and $4,000 annual retainers for her service on the Nominating & Governance Committee, Audit Committee, and Compensation Committee of the Board.

Ms. Bray will also enter the Company’s standard form of indemnification agreement, which was previously filed by the Company as Exhibit 10.4 to the Annual Report on Form 10-K filed with the SEC on April 10, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: April 22, 2026	Name:	Dirk Thye
	Title:	Chief Executive Officer